UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2024

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2024, MACOM Technology Solutions Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to declassify its board of directors and phase-in annual director elections (the “Amendment”).

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on March 12, 2024 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 7, 2024, the Company held its Annual Meeting in Chelmsford, Massachusetts. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1: The proposal to amend the Company’s Fifth Amended and Restated Certificate of Incorporation was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
67,395,761	18,661	3,250	1,906,224

Proposal 2: The nominees for election as directors to serve until the 2025 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified, were elected based upon the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Ritchie	64,649,089	2,768,583	1,906,224
Jihye Whang Rosenband	58,966,506	8,451,166	1,906,224
Murugesan “Raj” Shanmugaraj	66,298,627	1,119,045	1,906,224

Proposal 3: The compensation of the Company’s named executive officers for fiscal year 2023 was approved, on a non-binding, advisory basis, based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
65,692,185	1,667,243	58,244	1,906,224

Proposal 4: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2024 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
68,743,768	548,731	31,397

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: March 13, 2024	By:	/s/ Ambra R. Roth
Ambra R. Roth
Senior Vice President, General Counsel and Secretary